UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 22, 2018

NIELSEN HOLDINGS PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

85 Broad Street New York, New York 10004 +1 (646) 654-5000		Nielsen House John Smith Drive Oxford Oxfordshire, OX4 2WB United Kingdom +1 (646) 654-5000

(Address of principal executive offices) (Registrant’s telephone numbers, including area codes)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Nielsen Holdings plc (the “Company”) held its annual general meeting of shareholders on May 22, 2018 (the “Annual Meeting”). The Company’s shareholders considered seven proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on April 9, 2018. A total of 311,011,008 shares were represented at the Annual Meeting in person or by proxy, or 87% of the total shares entitled to vote. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting are as follows:

	For	Against	Abstain	Broker Non-Votes
Proposal 1. To elect the Directors listed below:
James A. Attwood, Jr.	297,178,511	3,373,826	36,720	10,421,951
Mitch Barns	299,959,679	593,983	35,395	10,421,951
Guerrino De Luca	298,262,766	2,287,253	39,038	10,421,951
Karen M. Hoguet	300,300,831	252,802	35,424	10,421,951
Harish Manwani	290,373,027	10,157,063	58,967	10,421,951
Robert C. Pozen	297,963,451	2,588,730	36,876	10,421,951
David Rawlinson	300,303,551	246,956	38,550	10,421,951
Javier G. Teruel	300,283,440	268,277	37,340	10,421,951
Lauren Zalaznick	297,286,187	3,246,039	56,831	10,421,951
Proposal 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018	307,475,306	3,471,439	64,263	—
Proposal 3. To reappoint Ernst & Young LLP as the Company’s UK statutory auditor to audit the Company’s UK statutory annual accounts for the year ending December 31, 2018	307,474,107	3,470,894	66,007	—
Proposal 4. To authorize the Audit Committee of the Board of Directors to determine the compensation of the Company’s UK statutory auditor	308,929,924	2,025,598	55,486	—
Proposal 5. To approve on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Proxy Statement	247,645,944	47,855,730	5,087,383	10,421,951
Proposal 6. To approve on a non-binding, advisory basis the Directors’ Compensation Report for the year ended December 31, 2017, which was included as Annex A in the Proxy Statement	252,057,276	43,448,928	5,082,853	10,421,951
Proposal 7. To approve the Directors’ Compensation Policy, which was included as Annex B in the Proxy Statement	260,439,789	40,044,229	105,039	10,421,951

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2018

NIELSEN HOLDINGS PLC

By:	/s/ Emily Epstein
Name:	Emily Epstein
Title:	Secretary